UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2006

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11802 Ridge Parkway, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

(720) 558-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 8, 2006, the Company internally announced that Gary Gysin, the Company’s Senior Vice President of Worldwide Sales, was involuntarily terminated from his position and has left the Company. Mr. Gysin will receive benefits in accordance with the involuntary termination provisions of his one (1) year severance agreement, a form of which was filed with the SEC as Exhibit 10.20.2 to the Company’s Form 10-Q for the fiscal quarter ended October 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation

By:	/s/ THOMAS O. MCGIMPSEY
THOMAS O. MCGIMPSEY Executive Vice President and Chief Legal Officer

Dated: August 8, 2006